UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): March 15, 2024
HEICO CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-04604	65-0341002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3000 Taft Street, Hollywood, Florida 33021
(Address of Principal Executive Offices) (Zip Code)
(954) 987-4000
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 par value per share	HEI	New York Stock Exchange
Class A Common Stock, $.01 par value per share	HEI.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

HEICO Corporation (the "Company") held its Annual Meeting of Shareholders on Friday, March 15, 2024. The shareholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on February 2, 2024.

Only holders of record of HEICO Common Stock, $0.01 par value per share (“Common Stock”), and Class A Common Stock, $0.01 par value per share (“Class A Common Stock”), as of the close of business on January 19, 2024 (the record date) were entitled to vote at the Annual Meeting. On that date, there were outstanding 54,764,476 shares of Common Stock, each entitled to one vote, and 83,542,292 shares of Class A Common Stock, each entitled to 1/10th vote per share.

Proposal 1:    Proposal to Elect Directors

The Company’s shareholders elected all ten director nominees to serve until the next annual meeting of shareholders or until a successor is elected and qualified. The result of the vote is set forth in the table below:

Director	For	Against	Abstain	Broker Non-Votes

Thomas M. Culligan	54,031,854	1,010,636	26,877	3,769,199
Carol F. Fine	54,077,803	967,527	24,037	3,769,199
Adolfo Henriques	53,735,361	1,308,282	25,724	3,769,199
Mark H. Hildebrandt	34,222,747	20,788,289	58,331	3,769,199
Eric A. Mendelson	53,871,140	1,179,266	18,961	3,769,199
Laurans A. Mendelson	52,726,764	2,291,654	50,949	3,769,199
Victor H. Mendelson	53,883,888	1,166,344	19,135	3,769,199
Julie Neitzel	53,903,308	1,141,998	24,061	3,769,199
Dr. Alan Schriesheim	42,438,998	12,600,435	29,934	3,769,199
Frank J. Schwitter	51,564,737	3,479,890	24,740	3,769,199

Proposal 2:    Advisory Vote on Executive Compensation

    The Company’s shareholders held a non-binding, advisory vote on executive compensation. The result of the vote is set forth in the table below:

For	Against	Abstain	Broker Non-Votes

34,961,226	19,943,977	164,164	3,769,199

Proposal 3:    Ratification of Independent Registered Public Accounting Firm

    The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2024. The result of the vote is set forth in the table below:

For	Against	Abstain

57,244,442	1,543,875	50,249

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEICO CORPORATION

Date:	March 19, 2024	By:	/s/ CARLOS L. MACAU, JR.
Carlos L. Macau, Jr. Executive Vice President - Chief Financial Officer and Treasurer